Exhibit 10.2

NEORX CORPORATION

NOTE AND WARRANT PURCHASE AGREEMENT

NEORX CORPORATION

NOTE AND WARRANT PURCHASE AGREEMENT

This Note and Warrant Purchase Agreement (the “Agreement”) is made as of the 1st day of February, 2006 (the “Effective Date”) by and among NeoRx Corporation, a Washington corporation (the “Company”), and the persons and entities named on the Schedule of Purchasers attached hereto (individually, a “Purchaser” and collectively, the “Purchasers”).

RECITALS

A.            The Purchasers desire to purchase and the Company desires to sell, subject to shareholder approval and the terms and conditions stated in that certain Securities Purchase Agreement dated as the date hereof (the “Securities Purchase Agreement”), up to a maximum of $65,000,000 of Common Stock and Warrants of the Company.

B.            To provide the Company with additional resources to conduct its business and pursue shareholder approval of the transactions contemplated by the Securities Purchase Agreement, the Purchasers have agreed, subject to the terms and conditions of this Agreement, to lend the Company the principal sum of approximately Three Million Four Hundred Sixty Thousand Dollars ($3,460,000).

AGREEMENT

Now, Therefore, in consideration of the foregoing, and the representations, warranties, covenants and conditions set forth below, the Company and each Purchaser, intending to be legally bound, hereby agree as follows:

1.                                      Amount and Terms of the Loan; Issuance of The Warrants

1.1          The Loan.  Subject to the terms of this Agreement, each Purchaser set forth on the Schedule of Purchasers attached hereto (each, a “Purchaser”) agrees to lend to the Company at the Loan Closing (as defined in Section 4.3), the amount set forth opposite each such Purchaser’s name under the column entitled “Loan Amount” on the Schedule of Purchasers attached hereto (each, a “Loan Amount” and collectively, the “Total Loan Amount” or “Loan”) against the issuance and delivery by the Company of a convertible promissory note or notes for such amount(s), in substantially the form attached hereto as Exhibit A (each, a “Note” and collectively, the “Notes”).  Each Note may be converted into shares of the Company’s Common Stock as provided in such Note.

1.2          Issuance of Warrants.  On the Loan Closing Date (as defined in Section 4.3), the Company shall, as additional consideration for the Loan, issue to each Purchaser a warrant in substantially the form attached hereto as Exhibit B (each, a “Bridge Warrant” and collectively the “Bridge Warrants”).

1.3          Definitions.  Capitalized terms not otherwise defined herein shall have the respective meanings ascribed thereto in the Securities Purchase Agreement.

2.                                      Representations and Warranties of the Company

2.1          Representations and Warranties of the Company.  The Company hereby covenants and agrees that all representations and warranties of the Company set forth in Article 2 of the Securities Purchase Agreement are true and correct as of the Loan Closing Date, which representations and warranties are incorporated herein by this reference with the same force and effect as though each such representation and warranty was set forth in full herein.

3.                                      Representations and Warranties of the Purchasers

3.1          Representations and Warranties of the Purchasers.  Each Purchaser hereby covenants and agrees that all representations and warranties of the Purchasers set forth in Article 3 of the Securities Purchase Agreement are true and correct as of the Loan Closing Date, which representations and warranties are incorporated herein by this reference with the same force and effect as though each such representation and warranty was set forth in full herein.

4.                                      Conditions to Closing

4.1.         Conditions to the Company’s Obligations under this Agreement.  The Company’s obligation to issue and deliver the Notes and Bridge Warrants to each Purchaser is subject to the fulfillment or waiver as of the Loan Closing Date of the following conditions:

(a)           Receipt of Proceeds.  The Company shall have received payment of the Total Loan Amount, paid by the Purchasers pursuant to the allocation as set forth opposite each Purchaser’s name on Exhibit A hereto.  The Total Loan Amount shall be paid in immediately available funds, in US dollars.

(b)           Representations and Warranties.  The representations and warranties made by each Purchaser in Article 3 of the Securities Purchase Agreement and herein shall be true and correct in all material respects when made and as of the Loan Closing Date.

(c)           Covenants.  All covenants, agreements and conditions contained in this Agreement and the Securities Purchase Agreement to be performed by the Purchasers on or prior to the Loan Closing Date shall have been performed or complied with in all material respects.

(d)           Blue Sky.  The Company shall have obtained all necessary blue sky law permits and qualifications, or secured exemptions therefrom, required by any state or foreign or other jurisdiction for the issuance of the Notes, the Bridge Warrants and the Issuable Common Stock (defined below).

(e)           Nasdaq Qualification.  The shares of the Company’s Common Stock issuable upon conversion of the Note and upon exercise of the Bridge Warrants (the “Issuable Common Stock”) shall be duly authorized for listing by Nasdaq, subject to official notice of issuance, to the extent required by the rules of Nasdaq.

(f)            Absence of Litigation.  No proceeding challenging this Agreement or the Securities Purchase Agreement and the other Related Agreements or the transactions contemplated hereby or thereby, or seeking to prohibit, alter, prevent or materially delay the Loan Closing, shall have been instituted or be pending before any court, arbitrator, governmental body, agency or official.

(g)           No Governmental Prohibition or Third Party Consents.  The issuance of the Notes, the Bridge Warrants and the Issuable Common Stock by the Company shall not be prohibited by any law or governmental order or regulation and any governmental, regulatory or third party consents of approvals, if any, necessary for the sale of the Notes, the Bridge Warrants and the Issuable Shares shall have been obtained.

4.2.         Conditions to the Purchaser’s Obligations under this Agreement.  Each Purchaser’s obligation to complete the purchase and sale of the Notes and Bridge Warrants is subject to the fulfillment or waiver as of the Loan Closing Date of the following conditions:

(a)           Representations and Warranties.  The representations and warranties made by the Company in Article 2 of the Securities Purchase Agreement and herein shall be true and correct in all material respects when made and as of the Loan Closing Date.

(b)           Covenants.  All covenants, agreements and conditions contained in this Agreement and the Securities Purchase Agreement to be performed by the Company on or prior to the Loan Closing Date shall have been performed or complied with in all material respects.

(c)           Compliance with Laws.  The acquisition of the Notes, the Bridge Warrants and the Issuable Common Stock by each Purchaser hereunder shall be legally permitted by all laws and regulations to which each Purchaser or the Company is subject (including all applicable federal, state and foreign securities laws).

(d)           Legal Opinion.  The Company shall have delivered to such Purchaser an opinion, dated as of the Loan Closing Date, from Perkins Coie LLP, counsel to the Company, in substantially the form attached hereto as Exhibit D.

(e)           Nasdaq Qualification.  The Issuable Common Stock shall be duly authorized for listing by Nasdaq, subject to official notice of issuance, to the extent required by the rules of Nasdaq.

(f)            Absence of Litigation.  No proceeding challenging this Agreement or the Securities Purchase Agreement and the Related Agreements or the transactions contemplated hereby or thereby, or seeking to prohibit, alter, prevent or materially delay the Loan Closing, shall have been instituted or be pending before any court, arbitrator, governmental body, agency or official.

(g)           No Governmental Prohibition or Third Party Consents.   The issuance of the Notes, the Bridge Warrants and the Issuable Common Stock by the Company shall not be prohibited by any law or governmental order or regulation and any governmental, regulatory or third party consents of approvals, if any, necessary for the sale of the Notes, the Bridge Warrants and the Issuable Common Stock shall have been obtained.

(h)           No Material Adverse Effect. There shall not have occurred a Material Adverse Effect.

(i)            Execution and Delivery of Documents.  The following documents, in a form satisfactory to Purchasers, shall have been duly executed, acknowledged and delivered by all parties thereto, and shall be in full force and effect:

(i)            The Securities Purchase Agreement;

(ii)           This Agreement;

(iii)         The Notes;

(iv)          The Bridge Warrants;

(v)            A certificate from an officer of the Company with respect to incumbency and resolutions authorizing the execution and delivery of this Agreement and the Related Agreements;

(vi)          A Security Agreement of even date herewith the form of which is attached hereto as Exhibit C (the “Security Agreement” and collectively with the Securities Purchase Agreement and this Agreement, the “Operative Agreements”);

(vii)         A UCC National Form financing statement covering all of the Collateral described in the Security Agreement shall have been recorded or filed for record in each public office wherein such recording or filing is deemed necessary or appropriate by the Purchasers to perfect the lien thereof as against creditors of or purchasers from the Company.  Without limiting the foregoing, all taxes, fees and other charges in connection with the execution, delivery, recording and filing of the foregoing instruments shall have been paid or allowance therefor shall have been made;

(viii)        Such documents and evidence to establish the existence and good standing of the Company and the authorization of the transactions contemplated by the Operative Agreements; and

(ix)          Such other documents or certificates and completion of such other matters, as the Purchasers may reasonably deem necessary or appropriate.

(j)            The Company and Texas State Bank shall have entered into a Forbearance Agreement in the form acceptable to the Purchasers.

(k)           The Company and each holder of Series B Convertible Preferred Stock shall have entered into the Irrevocable Agreement to Convert Series B Convertible Preferred Stock in the form attached hereto as Exhibit E.

4.3          Closing Date.  The closing of the Loan (the “Loan Closing”) shall be held on the date upon which all of the conditions set forth in Sections 4.1 and 4.2 have been satisfied or waived by the party in whose favor such condition runs (the “Loan Closing Date”).

4.4          Delivery and Closing Actions.  At the Loan Closing (i) each Purchaser shall deliver to the Company a check or wire transfer funds in the principal amount of such Purchaser’s applicable Loan Amount; (ii) the Company shall issue and deliver to each Purchaser concurrently upon receipt of Purchaser’s Loan Amount (a) a Note in favor of such Purchaser payable in the principal amount of such Purchaser’s applicable Loan Amount and (b) a corresponding Bridge Warrant as specified in Section 1.2.

5.                                      Overall Cap on Notes, Bridge Warrants and Common Shares Issuable to Purchasers.

5.1          Notwithstanding anything in this Agreement, the Notes, the Bridge Warrants or the Operative Agreements to the contrary, if the rules of Nasdaq require, the Purchaser shall not have the right to acquire the Notes and the Bridge Warrants, or to convert or exercise any portion thereof into shares of Common Stock in accordance with their terms (such shares of Common Stock being referred to herein as “Conversion Shares”), to the extent that either (i) the aggregate number of Conversion Shares issued and issuable by the Company pursuant to the Notes and the Bridge Warrants exceeds 19.9% of the number of shares of Common Stock or the voting power of the Company outstanding on the original date of issuance of the Notes and the Bridge Warrants (“Date of Original Issuance”) or (ii) after giving effect to such acquisition, conversion or exercise, the Purchaser (together with the Purchaser’s affiliates) would beneficially own in excess of 19.9% of the number of shares of the Common Stock or the voting power of the Company outstanding immediately after the Loan Closing (the securities issued and issuable up to and in compliance with the 19.9% thresholds described in clauses (i) and (ii) above being referred to herein as the “Issuable Maximum”), unless the issuance of securities in excess of the Issuable Maximum shall first be approved by the Company’s shareholders in accordance with applicable law and the Bylaws and Articles of Incorporation of the Company.  If at the time of any potential issuance of the Notes and the Bridge Warrants, or any conversion or exercise thereof, the Conversion Shares issued and issuable exceed the Issuable Maximum (and if the Company has not previously obtained the required shareholder approval), the Company shall issue to the Purchaser a number of Notes, Bridge Warrants and Conversion Shares not exceeding the Issuable Maximum, and the remainder of the Notes, Warrants and Conversion Shares to be issued shall constitute “Excess Securities” pursuant to Section 5.2 below.

5.2          In the event that the Purchaser’s receipt of the Notes, Bridge Warrants and Conversion Shares is restricted based on the Issuable Maximum, the Company shall promptly call a shareholder’s meeting for the purpose of obtaining shareholder approval of the issuance of the Excess Securities to the Purchaser.  No Conversion Shares issued upon exercise of any Notes or Bridge Warrants acquired pursuant to this Agreement shall be entitled to vote to approve the issuance of the Excess Shares.

5.3          Neither the Company nor the Purchasers may waive the provisions of this Section 5.

6.                                      Miscellaneous

6.1          Binding Agreement.  The terms and conditions of this Agreement shall inure to the benefit of and be binding upon the respective successors and assigns of the parties.  Nothing in this Agreement, expressed or implied, is intended to confer upon any third party any rights, remedies, obligations, or liabilities under or by reason of this Agreement, except as expressly provided in this Agreement.

6.2          Governing Law.  This Agreement shall be governed by and construed under the laws of the State of California, without giving effect to conflicts of laws principles.

6.3          Counterparts.  This Agreement may be executed in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

6.4          Titles and Subtitles.  The titles and subtitles used in this Agreement are used for convenience only and are not to be considered in construing or interpreting this Agreement.

6.5          Notices.  All notices required or permitted hereunder shall be in writing and shall be deemed effectively given: (a) upon personal delivery to the party to be notified, (b) when sent by confirmed telex, electronic mail or facsimile if sent during normal business hours of the recipient, if not, then on the next business day, (c) five (5) days after having been sent by registered or certified mail, return receipt requested, postage prepaid, or (d) one (1) day after deposit with a nationally recognized overnight courier, specifying next day delivery, with written verification of receipt.  All communications shall be sent to the Company at NeoRx Corporation, 300 Elliott Avenue, West, Suite 500, Seattle, WA 98119, Attention: Chief Financial Officer, cc: Vice President- Legal, with copy to Perkins Coie LLP, 1201 Third Avenue, Suite 4800, Seattle, WA 98101, Attention: Faith M. Wilson, and to Purchaser(s) at the address(es) set forth on the Schedule of Purchasers attached hereto or at such other address(es) as the Company or Purchase(s)r may designate by ten (10) days advance written notice to the other parties hereto.

6.6          Modification; Waiver.  No modification or permitted waiver of any provision of this Agreement or consent to departure therefrom shall be effective unless in writing and approved by the Company and the Purchasers (i) that have agreed to purchase a 60%  in interest of the aggregate principal amount of the Notes to be issued, or (ii) if after the Note Closing, that hold at least 60% in interest of the aggregate principal amount of the then outstanding Notes; provided, however, that any such modification, waiver or consent that adversely affects any Purchaser in a different manner than other Purchasers shall require the consent of such Purchaser.  For purposes of this provision, differences in investments or ownership among Purchasers shall not be considered as a basis for determining whether a modification, waiver or consent results in adversely affecting a Purchaser in a different manner.

6.7          Delays or Omissions.  It is agreed that no delay or omission to exercise any right, power or remedy accruing to each Purchaser, upon any breach or default of the Company under this Agreement, the Security Agreement or any Note or Bridge Warrant shall impair any such right, power or remedy, nor shall it be construed to be a waiver of any such breach or default, or any acquiescence therein, or of or in any similar breach or default thereafter occurring; nor shall any waiver of any single breach or default be deemed a waiver of any other breach or default theretofore or thereafter occurring.  It is further agreed that any waiver, permit, consent or approval of any kind or character by the Purchasers of any breach or default under this Agreement, or any waiver by any Purchaser of any provisions or conditions of this Agreement must be in writing and shall be effective only to the extent specifically set forth in writing and that all remedies, either under this Agreement, or by law or otherwise afforded to the Purchaser, shall be cumulative and not alternative.

6.8          Entire Agreement.  This Agreement, the Exhibits hereto and the Security Agreement constitute the full and entire understanding and agreement between the parties with regard to the subjects hereof and no party shall be liable or bound to any other party in any manner by any representations, warranties, covenants and agreements except as specifically set forth herein.

In Witness Whereof, the parties have executed this Note and Warrant Purchase Agreement as of the date first written above.

NeoRx Corporation

/s/ Gerald Mcmahon
Gerald McMahon
Chairman and Chief Executive Officer

SIGNATURE PAGE TO NOTE AND WARRANT PURCHASE AGREEMENT

IN WITNESS WHEREOF, the parties have executed this NOTE AND WARRANT PURCHASE AGREEMENT as of the date first written above.

PURCHASERS:
DEERFIELD SPECIAL SITUATIONS FUND, LTD.

By:	/s/ Darren Levine
Name:	Darren Levine
Title:	CFO

SIGNATURE PAGE TO NOTE AND WARRANT PURCHASE AGREEMENT

IN WITNESS WHEREOF, the parties have executed this NOTE AND WARRANT PURCHASE AGREEMENT as of the date first written above.

PURCHASERS:
DEERFIELD SPECIAL SITUATIONS FUND INTERNATIONAL, LTD.

By:	/s/ Darren Levine
Name:	Darren Levine
Title:	CFO

SIGNATURE PAGE TO NOTE AND WARRANT PURCHASE AGREEMENT

PURCHASER

MPM BIOVENTURES III, L.P.

By: MPM BioVentures III GP, L.P., its General Partner
By: MPM BioVentures III LLC, its General Partner

By:	/s/ Nicholas J. Simon
Name: Nicholas J. Simon
Title: Series A Member

Address:	The John Hancock Tower
200 Clarendon Street, 54th Floor
Boston, MA 02116

MPM BIOVENTURES III-QP, L.P.

By: MPM BioVentures III GP, L.P., its General Partner
By: MPM BioVentures III LLC, its General Partner

By:	/s/ Nicholas J. Simon
Name: Nicholas J. Simon
Title: Series A Member

Address:	The John Hancock Tower
200 Clarendon Street, 54th Floor
Boston, MA 02116

SIGNATURE PAGE TO NOTE AND WARRANT PURCHASE AGREEMENT

PURCHASER

MPM BIOVENTURES III GMBH & CO. BETEILIGUNGS KG

By: MPM BioVentures III GP, L.P., in its capacity as the Managing Limited Partner
By: MPM BioVentures III LLC, its General Partner

By:	/s/ Nicholas J. Simon
Name: Nicholas J. Simon
Title: Series A Member

Address:	The John Hancock Tower
200 Clarendon Street, 54th Floor
Boston, MA 02116

MPM BIOVENTURES III PARALLEL FUND, L.P.

By: MPM BioVentures III GP, L.P., its General Partner
By: MPM BioVentures III LLC, its General Partner

By:	/s/ Nicholas J. Simon
Name: Nicholas J. Simon
Title: Series A Member

Address:	The John Hancock Tower
200 Clarendon Street, 54th Floor
Boston, MA 02116

SIGNATURE PAGE TO NOTE AND WARRANT PURCHASE AGREEMENT

PURCHASER

MPM ASSET MANAGEMENT INVESTORS 2005 BVIII LLC

By:	/s/ Nicholas J. Simon
Name: Nicholas J. Simon
Title: Manager

Address:	The John Hancock Tower
200 Clarendon Street, 54th Floor
Boston, MA 02116

MPM BIOEQUITIES MASTER FUND, LP

By: MPM BioEquities GP, L.P., its General Partner
By: MPM BioEquities GP LLC, its General Partner

By:	/s/ Kurt Von Emster
Manager

Address:	The John Hancock Tower
200 Clarendon Street, 54th Floor
Boston, MA 02116

SIGNATURE PAGE TO NOTE AND WARRANT PURCHASE AGREEMENT

PURCHASER

Bay City Capital Management IV, LLC
General Partner of:
Bay City Capital Fund IV Co-Investment Fund, L.P.

/s/ Carl S. Goldfisher
By: Bay City Capital LLC, its Manager
By: Carl S. Goldfisher, M.D., a Managing Director

Address:	Bay City Capital
750 Battery Street, Suite 400
San Francisco, CA 94111

Bay City Capital Management IV, LLC General Partner of:
Bay City Capital Fund IV, L.P.

/s/ Carl S. Goldfisher
By: Bay City Capital LLC, its Manager
By: Carl S. Goldfisher, M.D., a Managing Director

Address:	Bay City Capital
750 Battery Street, Suite 400
San Francisco, CA 94111

SIGNATURE PAGE TO NOTE AND WARRANT PURCHASE AGREEMENT

PURCHASER

ABINGWORTH BIOVENTURES IV EXECUTIVES L.P.

By:	/s/ James Abell

Abingworth Management Ltd.
Name:	James Abell

Title:	Director

SIGNATURE PAGE TO NOTE AND WARRANT PURCHASE AGREEMENT

PURCHASER

ABINGWORTH BIOEQUITIES MASTER FUND LTD.

By:	/s/ James Abell

Abingworth Management Ltd.
Name:	James Abell

Title:	Director

SIGNATURE PAGE TO NOTE AND WARRANT PURCHASE AGREEMENT

PURCHASER

ABINGWORTH BIOVENTURES IV L.P.

By:	/s/ James Abell

Abingworth Management Ltd.
Name:	James Abell

Title:	Director

SIGNATURE PAGE TO NOTE AND WARRANT PURCHASE AGREEMENT

PURCHASERS:

SMITHFIELD FIDUCIARY LLC

By:	/s/ Adam J. Chill

Name: Adam J. Chill

Title: Authorized Signatory

SIGNATURE PAGE TO NOTE AND WARRANT PURCHASE AGREEMENT

PURCHASERS:

By:	/s/ Steven Bloom

Name: Steven Bloom

Title: Managing Director, Sagamore Hill Capital Management, on behalf of Sagamore Hill Hub Fund, Ltd.

One Manhattanville Road

Purchase, NY 10577

SIGNATURE PAGE TO NOTE AND WARRANT PURCHASE AGREEMENT

PURCHASERS:

SHEPHERD INVESTMENTS
INTERNATIONAL, LTD.

BY: STARK OFFSHORE MANAGEMENT, LLC ITS INVESTMENT MANAGER

By:	/s/ Michael A. Roth

Name:	Michael A. Roth

Title:	Managing Member

SIGNATURE PAGE TO NOTE AND WARRANT PURCHASE AGREEMENT

PURCHASER

T. ROWE PRICE ASSOCIATES, INC., AS REGISTERED INVESTMENT ADVISER TO
THE PARTICIPATING T. ROWE PRICE ACCOUNTS IN THE SCHEDULE OF PURCHASERS

By:	/s/ Kris H. Jenner
(signature)

Kris H. Jenner, Vice President
(print name and title)

100 E. Pratt Stret

Baltimore, MD 21202

Attn: Darrell N. Braman
Vice President and Associate
Legal Counsel
100 E. Pratt Street
Baltimore, MD 21202

Phone: 410-345-2013
Facsimile: 410-345-6575

SIGNATURE PAGE TO NOTE AND WARRANT PURCHASE AGREEMENT

SCHEDULES AND EXHIBITS

Schedule of Purchasers

Exhibit A:  Form of Convertible Promissory Note

Exhibit B:  Form of Bridge Warrant

Exhibit C:  Form of Security Agreement

Exhibit D:  Form of the Opinion of the Company’s counsel

Exhibit E:  Irrevocable Agreement to Convert Series B Preferred Stock

SCHEDULE OF PURCHASERS

Name and Address	Loan Amount	Warrant Shares

Abingworth BioEquities Master Fund Ltd. 38 Jermyn Street London, England SW1Y6DN Attention: James Abell	$146,384.60	104,560

Abingworth Bioventures IV Executives LP 38 Jermyn Street London, England SW1Y6DN Attention: James Abell	$1,018.43	727

Abingworth Bioventures IV LP 38 Jermyn Street London, England SW1Y6DN Attention: James Abell	$118,750.81	84,822

Bay City Capital Fund IV Co-Investment Fund, L.P. 750 Battery Street, Suite 400 San Francisco, CA 94111 Attention: Judy Koh	$16,847.54	12,034

Bay City Capital Fund IV, L.P. 750 Battery Street, Suite 400 San Francisco, CA 94111 Attention: Judy Koh	$781,614.00	558,295

Deerfield Special Situations Fund International, Ltd. 780 3rd Avenue, 37th Floor New York, NY 10017 Attention: Darren Levine	$259,500	185,357

Deerfield Special Situations Fund, LP 780 3rd Avenue, 37th Floor New York, NY 10017 Attention: Darren Levine	$139,730.77	99,807

MPM Asset Management Investors 2005 BVIII LLC The John Hancock Tower 200 Clarendon Street, 54th Floor Boston, MA 02116 Attention: Nicholas Simon	$19,648.82	14,035

MPM BioEquities Master Fund, LP The John Hancock Tower 200 Clarendon Street, 54th Floor Boston, MA 02116 Attention: Nicholas Simon	$159,692.34	114,066

MPM BioVentures III GmbH & Co. Beteiligungs KG The John Hancock Tower 200 Clarendon Street, 54th Floor Boston, MA 02116 Attention: Nicholas Simon	$93,739.39	66,956

MPM BioVentures III Parallel Fund, L.P. The John Hancock Tower 200 Clarendon Street, 54th Floor Boston, MA 02116 Attention: Nicholas Simon	$33,508.77	23,935

MPM BioVentures III, L.P. The John Hancock Tower 200 Clarendon Street, 54th Floor Boston, MA 02116 Attention: Nicholas Simon	$74,589.61	53,278

MPM BioVentures III-QP, L.P. The John Hancock Tower 200 Clarendon Street, 54th Floor Boston, MA 02116 Attention: Nicholas Simon	$1,109,282.61	792,344

Sagamore Hill Hub Fund, Ltd. One Manhattanville Road Purchase, NY 10577 Attention: Patrick Sikes	$52,863.73	37,760

Shepherd Investments International, Ltd. 3600 South Lake Drive St. Francis, WI 53235 Attention: Todd Turall	$239,538.46	171,099

Smithfield Fiduciary LLC c/o Highbridge Capital Management LLC 9 West 57th Street, 27th Floor New York, NY 10019 Attention: Ari J. Storch	$79,846.15	57,033

T. Rowe Price Health Sciences Fund, Inc. c/o Darrell N. Braman 100 East Pratt Street Baltimore, MD 21202	$99,115.69	70,797

T. Rowe Price Health Sciences Portfolio, Inc. c/o Darrell N. Braman 100 East Pratt Street Baltimore, MD 21202	$745.23	532

TD Mutual Funds - TD Health Sciences Fund c/o Darrell N. Braman 100 East Pratt Street Baltimore, MD 21202	$7,325.62	5,232

VALIC Company I – Health Sciences Fund c/o Darrell N. Braman 100 East Pratt Street Baltimore, MD 21202	$8,391.33	5,994

John Hancock Trust – Health Sciences Trust c/o Darrell N. Braman 100 East Pratt Street Baltimore, MD 21202	$16,409.20	11,721

Raytheon Company Combined DB/DC Master Trust - Health Sciences c/o Darrell N. Braman 100 East Pratt Street Baltimore, MD 21202	$1,456.93	1,040

TOTAL	$3,460,000.03	2,471,424

Exhibit A

Form of Convertible Promissory Note

A-1

Exhibit B

Form of Warrant

B-1

Exhibit C

Form of Security Agreement

2

Exhibit D

Form of Legal Opinion

3

Exhibit E

Irrevocable Agreement to Convert Series B Convertible Preferred Stock

4